Exhibit 99.1

February 2011 Colin Marshall, President & CEO Cloud Peak Energy Inc. The Powder River Basin – Outlook for the largest producing coal basin in the U.S.

1 1 Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law.

2 2 Cloud Peak Energy Inc. Cloud Peak Energy Inc. – IPO November 2009; previously part of Rio Tinto America Traded on NYSE – ticker symbol “CLD” Headquartered in Gillette, WY Third-largest U.S. coal producer Only pure-play, Powder River Basin (PRB) coal company Three large surface mines producing low-sulfur, high-quality, sub-bituminous coal

Safety & Environmental Cloud Peak Energy is the only ISO 14001 certified coal mining company in the Powder River Basin Cloud Peak Energy has award-winning reclamation practices, including wildlife habitat redevelopment 2010 & 2009 – National Excellence in Surface Mining and Reclamation awards 3 Top 25 Coal Producing Companies - 2009 Preliminary Incident Rates (MSHA) 2009 Surface Average 1.95 2009 Underground Average 6.02

PRB Has Extensive Coal Reserves 0 100 mi Legend Spring Creek Mine 2010 Production 19.3m tons 2009 Proven & Probable Reserves 300m tons Reserve Coal Quality 9.350 BTU/lb Antelope Mine 2010 Production 35.9m tons 2009 Proven & Probable Reserves 292m tons Reserve Coal Quality 8,850 BTU/lb Cordero Rojo Mine 2010 Production 38.6m tons 2009 Proven & Probable Reserves 410m tons Reserve Coal Quality 8,400 BTU/lb 4

Historic U.S. Coal Supply by Region (million tons) Other basins – down 14% CAPP – down 39% NAPP – down 21% IB – down 24% PRB - up 137% Total U.S. Coal Supply up 6% since 1990 5 Sources: MSHA, PIRA 0 200 400 600 800 1,000 1,200 1,400 1990 1995 2000 2005 2010 est

PRB Coal Keeps U.S. Energy Cost Low $/MWh – Delivered into Cincinnati PRB coal remains the lowest-cost fuel option even into prime eastern markets Assumptions $30 NOx $4 SO2 $4.50/mmbtu Natural Gas $84.55/t CAPP $66.00/t IB $13.60t PRB 8800 ICAP spot prices as of 1/4/2011 6 Sources: Platts, ICAP $24.88 $35.34 $41.59 $36.00 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 PRB IB CAPP Natural Gas

7 7 Reach of PRB Coal is Growing 7 Large reserve base Low-cost coal supply Surface mining More supportive local environment for coal mining Low sulfur content Ample rail capacity Source: SNL

8 8 Increasing Long-Term International Demand Supports Powder River Basin Pricing U.S. exports through November 2010 up nearly 38% (54M tons 2009 to 74M tons 2010) PIRA & DTC estimates total 2010 exports approximate 80M tons – a 30% increase over 2009 Sources: PIRA, DTC

Pacific Rim Thermal Coal Import Demand Source: PIRA Pacific Rim thermal import demand has experienced strong growth and it is forecasted to continue Over the last 10 years, China went from net exporter to net importer India imports increased by 80 million mt over last 10 years Pacific Rim thermal demand is forecasted to grow by 1 billion mt over next 10 years and imports are forecasted to supply 100 million mt of this growth 0 100 200 300 400 500 600 700 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 Tons MMmt Japan S.Korea Taiwan China Hong Kong India Malaysia Other Asia

International Sub-Bituminous Markets Spring Creek Mine - Montana Coal quality - 9,350 Btu Converts to 4,850 Kcal/kg NAR Is a premium sub-bituminous coal in the international market. 10 4850 4544 Average Source: Company estimates Desired Calorific Values (CV) by South Korean Utilities Between 3700 - 5000 Kcal/kg NAR 3700 3900 4100 4300 4500 4700 4900 Indonesian Coal Typical PRB 8800 Btu Coal Spring Creek Mine 9350 Btu Coal Kcal/kg NAR

11 11 Outlook for Powder River Basin PRB has massive quantities of coal – hundreds of years of production Basin has substantial rail access Domestic demand for PRB coal continues to expand while production from CAPP continues to decline Economic reach of PRB coal is growing – Asia, Europe Strong international demand – need additional port capacity Key uncertainties regarding domestic energy policies and regulatory environment